ADVISORY AGREEMENT


     THIS ADVISORY AGREEMENT (this Agreement') is made this 25th day of October, 1999 (the "Effective Date"), by and between BJM CONSULTANTS, INC., a Florida corporation ("Advisor") and YP.NET, INC., a Nevada corporation, with its offices located at 484O East Jasmine Street, Suite 105, Mesa, AZ 85205 (the "Company").

     WHEREAS, Advisor and Advisors' Personnel (as defined below) have experience in evaluating and effecting mergers and acquisitions, advising corporate management, and in performing general administrative duties for publicly-held companies and development stage investment ventures; and

     WHEREAS, the Company desires to retain Advisor to advise and assist the Company in its development on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, the Company and Advisor agree as follows:

1.   Engagement.  The  Company  hereby retains Advisor, effective as or the late
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     hereof (the "Effective Date") and continuing until termination, as provided herein , to assist the Company in its effecting the purchase of businesses and assets relative to its business and growth strategy, resolution of outstanding debt and obligations of the Company, the introduction of the Company to brokers and dealers, public relations firms and consultants and others that may assist the Company in its plans and future development and to arrange for the purchase of outstanding warrants issued by the Client (the "Services"). The Services are to be provided on a "best efforts" basis directly and through Advisor's officers or others employed or retained and under the direction of Advisor ("Advisor's Personnel"); provided, however, that the Services shall expressly exclude all legal advise, accounting services or other services which require licenses or certification which Advisor may not have.

2.   Term. This Agreement shall have an initial term of (1) year (the "Primary
     ----
     Term"). commencing with the Effective Date. At the conclusion of the Primary Term this Agreement will automatically be extended on an annual basis (the "Extension Period") unless Advisor or the Company shall serve written notice tot the other part: terminating the Agreement. Any notice to terminate given hereunder shall be in writing g and shall he delivered at least thirty (30) days prior to the end of the Primary Term or any subsequent Extension Period.

3.   Time  and  Effort  of  Advisor.  Advisor  shall allocate time and Advisor's
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     Personal as it deems  necessary  to provide the  Services.  The  particular amount of time may vary front day to day or week to week. Except as otherwise agreed, Advisor's monthly statement identifying, in general,


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     tasks  performed  for  the  Company  shall  be conclusive evidence that the
     Services  have  been  performed.  Additionally,  in the  absence of willful
     misfeasance,  bad  faith,  negligence   or  reckless   disregard   for  the
     obligations or duties herein under by Advisor, neither Advisor nor Advisor's Personnel shall be liable to the Company or any of its shareholders for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act in any subsequent Business Opportunity (as defined herein) undertaken by the Company as a result of advice provided by Advisor or Advisor's Personnel.

4.   Compensation.  The  Company  agrees  to  pay Advisor an initial fee for the
     ------------
     signing of this Agreement by way of the delivery by the Company of Five Hundred Thousand (500,000) shares of the Company's restricted common stock to the Advisor on or before January 15, 2000 at Company's option. It is understood that this initial fee is earned upon signing this Agreement. Additionally, the Company shall pay Advisor a monthly of Five Thousand Dollars ($5,000) due and payable on the first business day of each month of the Term. Company's responsibility for payment of Advisory Fee is not contingent on the implementation of Advisor's recommendations. Consulting in these matter frequently take courses that cannot be predicted, and Advisor can give no guarantee concerning the outcome.

5.   Costs  and  Expenses.  All third party  and out-of-pocket expenses incurred
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     by Advisor in the performance of the Services shall be paid by the Company, or Advisor shall be reimbursed if paid by Advisor on behalf of the Company, within ten (10) days of receipt of written notice by Consultant, provided that the Company must approve in advance all such expenses in excess of $500 per month with the exception of travel expenses to and from Company's offices.

6.   Place of Services.  The Services provided by Advisor or Advisor's Personnel
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     hereunder  will  be  performed  at  Advisor's  offices  except as otherwise mutually agreed by Advisor and the Company.

7.   Independent  Contractor.  Advisor  and  Advisor's  Personnel will act as an
     -----------------------
     independent contractor in the performance of its duties under this Agreement. Accordingly, Advisor will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's Personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Advisor's Personnel and the Company. Neither Advisor nor Advisor's Personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each Asset Opportunity or Business Opportunity introduced by Advisor, and to make all final decisions with respect to effecting a transaction on any business Opportunity.


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8.   Rejected Asset Opportunity or Business Opportunity.  If, during the Primary
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     Term of this Agreement or any Extension  Period,  the Company elects not to proceed to acquire, participate or invest in any Business Opportunity identified and/or selected by Advisor, notwithstanding the time and expense the Company may have incurred reviewing such transaction, such Business Opportunity shall revert back to and become proprietary to Advisor, and Advisor shall be entitled to acquire or broker the sale or investment in such rejected Business Opportunity for its own account, or submit such assets or Business Opportunity elsewhere. In such event, Advisor shall be entitled to any and all profits or fees resulting from advisor's purchase, referral or placement of any such rejected Business Opportunity, or the Company's subsequent purchase or financing with such Business Opportunity in circumvention of Advisor.

9.   No  Agency  Express  or  Implied.  This  Agreement  neither  expressly  nor
     --------------------------------
     impliedly creates a relationship of principal and agent between the Company and Advisor, or employee and employer as between Advisor's Personnel and the Company.

10.  Termination.  The  Company  and Advisor  may terminate this Agreement prior
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     to the  expiration of the Primary Term upon thirty (30) days written notice with mutual written consent. Failing to have mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty
     (30) days written notice under the following conditions:

      a.   By  the  Company.
           ----------------

          i. If during the Primary Term of this Agreement or any Extension Period, Advisor is unable to provide the Services as set forth herein for thirty (30) consecutive business days because of illness, accident, or other incapacity of Advisor's Personnel; or,

          ii. If Advisor willfully breaches or neglects the duties required to be performed hereunder.


      b.   By  Advisor.
           -----------

          i.   Non-payment of fees;

          ii. Failure to provide forthright information cooperation or support for Advisor's efforts;

          iii. Misrepresentation of, or failure or refusal to disclose facts;

          iv.  Failure or refusal to accept advice.


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          v.   If the  Company  ceases  business  or,  other  than in an Initial
               Merger, sells a controlling interest to a third party, or agrees to a consolidate on or merger of itself with or into another corporation, or enters into such a transition outside of the scope of this Agreement, or sells substantial all of its assets to another corporation, entity or individual outside of the scope of this Agreement, or,

          vi. If the Company subsequent to the execution hereof has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to satisfy its obligations in the ordinary course of, including but not limited to the obligation to pay the Initial Fee, the Transaction Fee, or the Advisory Fee; or

          vii. If the Company subsequent to the execution hereof institutes, makes a general assignment for the benefit of creditors, has
               instituted   against   it   any   bankruptcy   proceeding   for
               reorganization for rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

          viii.If any of the disclosures made herein or subsequent hereto by the Company to consultant are determined to be materially false or misleading.

In the event Advisor elects to terminate without cause or this Agreement is terminated prior to the expiration of the Primary Term or any Extension Period by mutual written agreement, or by the Company for the reasons set forth in a lO(a)(i) and (ii) above, the Company shall only be responsible to pay Advisor for unreimbursed expenses, Advisory Fee and Transaction Fee accrued up to and including the effective date of termination. If this Agreement is terminated by the Company for any other reason, or by Advisor for reasons set forth in lO(b)(i) through (viii) above, Advisor shall be entitled to any outstanding unpaid portion of reimbursable expenses, Transaction Fee, if any, and the balance of the Advisory Fee for the remainder of the unexpired portion of the applicable term (Primary Term or Extension Period) of the Agreement.

11.  Indemnification.  Subject  to  the  provisions  herein  the  Company  and
     ---------------
     Advisor agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of an representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

12.  Remedies.  Advisor  and  the  Company acknowledge  that  in  the event of a
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     breach of this Agreement by either party, money damages would be inadequate and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or
     obligations  under  this  Agreement,  such  rights  or  obligations   shall


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     be enforceable in a court of equity by a decree of specific perforce.  Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

13.  Miscellaneous.
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     a.   Subsequent  Events.  Advisor and the Company  each agree to notify the
          ------------------
          other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

     b    Amendment.  This  Agreement may be amended or modified at any time and
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          in any manner only by an instrument in writing executed by the parties hereto.

     c.   Further  Actions  and  Assurances.  At any time and from time to time,
          ---------------------------------
          each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     d    Waiver.  Any failure of any party to this Agreement to comply with any
          ------
          of its obligations, agreements, or conditions hereunder may be waived it writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

     e.   Assignment.  Neither this  Agreement nor any right created by it shall
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          be assignable by either party without the prior written consent of the other.

     f.   Notices.  Any notice or other  communication  required or permitted by
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          this  Agreement  must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public
          telegraph   company  for   transmittal,  or  when  sent  by  facsimile
          transmission charges prepared, provided that the communication if addressed

          i.   In the case of the Company:

               YP.Net, Inc.
               4840 East Jasmine Street. Suite 105
               Mesa,  Arizona  85205
               Telephone:   (480) 654-9646
               Telefax:     (480) 654-9727


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               Attention:    William O'Neal, Sr. Vice President/Genera Counsel

          ii.  In  the  case  of  Advisor

               BJM  Consultants,  Inc.
               2283  S.  Lake  Reedy  Blvd.
               Frostproof, Florida  33843
               Telephone:   (941) 635-1872
               Telefax:     (941) 635-7601
               Attention:   George Minutaglio

or to such other person or address designated in writing by the Company or Advisor to receive notice.

     g    Headings.  The section and subsection headings in this  Agreement  are
          --------
          inserted the convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     h.   Governing Law.  This Agreement was  negotiated and is being interacted
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          for in  Arizona,  and  shall be  governed  by the laws of the State of
          Arizona, and  the  United  States  of  America,   notwithstanding  any
          conflict-of-law provision to the contrary.

     i.   Binding  Effect.  This  Agreement  shall be binding  upon the  parties
          ---------------
          hereto and inure to the benefit of the parties, their respective heirs, administrators, executors successors, and assigns.

     j.   Entire Agreement. This Agreement contains the entire agreement between
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          the  parties  hereto  and  supersedes  any  and all prior  agreements, arrangements or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

     k.   Severability.   If  any  part  of  this  Agreement  is  deemed  to  be
          ------------
          unenforceable the balance of the Agreement shall remain in full force and effect.

     l.   Counterparts.  A facsimile,  telecopy,  or other  reproduction of this
          ------------
          agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. In this event, such execution and delivery shall be considered valid, binding and corrective for all purposes. At the request of any party hereto,


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          all parties agree to execute an original of this Agreement  as well as any facsimile, telecopy or other reproduction hereof.

     m.   Time is of the Essence.  Time is  of the essence of this Agreement and
          ----------------------
          of each and every provision hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date above-written.

COMPANY:                                       ADVISOR:

YP.NET, INC., a Nevada corporation             BJM CONSULTANTS, INC., a Florida
                                               corporation


By:  /s/  William D. O'Neal                    By:  /s/  George Minutaglio
   --------------------------------               ------------------------------
Name:   William D. O'Neal                      Name:   George Minutaglio
Title:  President                              Title:  Vice President


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